UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective August 24, 2016, American Chartered Bancorp, Inc., an Illinois corporation, was merged (the “Merger”) with and into MB Financial, Inc., a Maryland corporation (“MB Financial”), pursuant to the Agreement and Plan of Merger, dated as of November 20, 2015 (the “Merger Agreement”), by and between MB Financial and American Chartered.

At the effective time of the Merger (the “Effective Time”), (i) each share of the common stock, no par value, of American Chartered (“American Chartered Common Stock”) that was issued and outstanding immediately prior to the Effective Time, (ii) each share of American Chartered’s 8% Cumulative Voting Convertible Preferred Stock, Series D (“American Chartered Series D Preferred Stock”), that was issued and outstanding immediately prior to the Effective Time whose holder elected pursuant to American Chartered’s charter to receive the same consideration in the Merger as holders of American Chartered Common Stock, based on the number of shares of American Chartered Common Stock into which such share of American Chartered Series D Preferred Stock would otherwise then be convertible, and (iii) each share of American Chartered Non-Voting Perpetual Preferred Stock, Series F, that was issued and outstanding immediately prior to the Effective Time, was converted into the right to receive, subject to the election and proration procedures set forth in the Merger Agreement: (1) cash in the amount of $9.30 (the “Cash Consideration”) or (2) 0.2732 shares of the common stock, par value $0.01 per share, of MB Financial (“MB Financial Common Stock”), with cash paid in lieu of fractional shares of MB Financial Common Stock in an amount determined by multiplying the fraction of a share by $39.01 (the “Stock Consideration”).  The holders of such shares of American Chartered stock also could elect to receive a combination of the Cash Consideration and the Stock Consideration for their shares.  The aggregate cash amount that will be paid for such shares of American Chartered stock and for the value of the “net option shares” (relating to vested American Chartered stock options, as described below) will be as close as practicable to $100.0 million, with the remaining consideration being in shares of MB Financial Common Stock.

Each share of American Chartered Series D Preferred Stock whose holder did not elect to receive the same consideration in the Merger as holders of American Chartered Common Stock, based on the number of shares of American Chartered Common Stock into which such share of American Chartered Series D Preferred Stock would otherwise then be convertible, was converted into the right to receive one share of MB Financial’s  8% Cumulative Voting Convertible Preferred Stock, Series B (“MB Financial Series B Preferred Stock”).

The holder of each option to purchase shares of American Chartered common stock granted under an American Chartered plan that was outstanding, vested and unexercised immediately prior to the Effective Time had the right to elect to receive, for the value of each “net option share” (determined by dividing (A) (i) the excess, if any, of $9.30 over the per share exercise price of the option, multiplied by (ii) the number of shares subject to the option, by (B) $9.30), the Cash Consideration, the Stock Consideration or a combination of both, subject to the proration provisions of the Merger Agreement. Each American Chartered stock option granted under an American Chartered plan that was outstanding and unvested immediately prior to the Effective Time was assumed by MB Financial and converted into the right to receive an option to purchase shares of MB Financial Common Stock, with adjustments to the number of shares underlying the option (determined by multiplying the pre-Merger number of option shares by 0.2732, and rounding down to the nearest whole number of shares of MB Financial Common Stock) and the per share exercise price of the option (determined by dividing the pre-Merger exercise price by 0.2732, and rounding up to the nearest whole cent).

Each award granted in respect of a share of American Chartered common stock that was subject to vesting, repurchase or other lapse restriction granted under an American Chartered plan that was outstanding immediately prior to the Effective Time was assumed by MB Financial and converted into an MB Financial restricted stock award, with an adjustment to the number of shares subject to the award (determined by multiplying the pre-Merger number of shares subject to the award by 0.2732, and rounding up to the nearest whole share of MB Financial Common Stock).

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On August 24, 2016, in connection with the Merger, MB Financial issued, in the aggregate, 525 shares of MB Financial Series B Preferred Stock in exchange for the 525 shares of American Chartered Series D Preferred Stock outstanding immediately prior to the Effective Time whose holders did not elect to receive the same consideration in the Merger as holders of American Chartered Common Stock, based on the number of shares of American Chartered Common Stock into which such share of American Chartered Series D Preferred Stock would otherwise then be convertible.  The MB Series B Preferred Stock has a liquidation amount of $1,000 per share plus the amount of accrued and unpaid dividends for any prior dividend period.  The terms of the MB Financial Series B Preferred Stock are more fully set forth in the articles supplementary to MB Financial’s charter described in Item 5.03 below and filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 24, 2016, MB Financial filed articles of amendment (the “Articles of Amendment”) to its charter with the Maryland Department of Assessments and Taxation (the “Maryland Department”), which effected an amendment approved by MB Financial’s Board of Directors to Section A of Article 5 of the charter to increase the number of shares of common stock MB Financial is authorized to issue from 100,000,000 to 120,000,000.  A copy of the Articles of Amendment is filed as Exhibit 3.1 and is incorporated herein by reference.

On August 24, 2016, MB Financial filed articles supplementary (the “Articles Supplementary”) to its charter with the Maryland Department to establish the terms of the MB Financial Series B Preferred Stock approved by MB Financial’s Board of Directors.  A copy of the Articles Supplementary is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

On August 24, 2016, MB Financial issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	The financial statements required by this item will be filed by an amendment to this report no later than 71 days following the date this report was required to be filed.

(b)	The pro forma financial information required by this item will be filed by an amendment to this report no later than 71 days following the date this report was required to be filed.

(d)	Exhibits:

The following exhibits are being filed herewith:

2.1

Agreement and Plan of Merger, dated as of November 20, 2015, by and between MB Financial, Inc. and American Chartered Bancorp, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on November 24, 2015)

	3.1	Articles of Amendment to the charter of MB Financial, Inc. increasing the authorized common stock of MB Financial, Inc.

3.2	Articles Supplementary to the charter of MB Financial, Inc. containing the terms of the 8% Cumulative Voting Convertible Preferred Stock, Series B, of MB Financial, Inc.

99.1	Press release dated August 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: August 30, 2016	By:	/s/ Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 20, 2015, by and between MB Financial, Inc. and American Chartered Bancorp, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on November 24, 2015)

3.1	Articles of Amendment to the charter of MB Financial, Inc. increasing the authorized common stock of MB Financial, Inc.

3.2	Articles Supplementary to the charter of MB Financial, Inc. containing the terms of the 8% Cumulative Voting Convertible Preferred Stock, Series B, of MB Financial, Inc.

99.1	Press release dated August 24, 2016